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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 2, 2004

FIRST HORIZON PHARMACEUTICAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	000-30123 (Commission File Number)	58-2004779 (IRS Employer Identification Number)
6195 Shiloh Road Alpharetta, Georgia 30005 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (770) 442-9707

Item 5. Other Events.

        On March 2, 2004, First Horizon Pharmaceutical Corporation (the "Company") issued a press release, attached as Exhibit 99.1 hereto, which is incorporated herein by reference, reporting the pricing of its previously announced private offering of $125 million principal amount of 1.75% senior subordinated contingent convertible notes due 2024. The Company has granted the initial purchasers an option to purchase an additional $25 million of such notes. The notes will be offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

        This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company on March 2, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON PHARMACEUTICAL CORPORATION
(Registrant)
	By:	/s/ DARRELL BORNE Name: Darrell Borne Title: Chief Financial Officer
Date: March 2, 2004

Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company on March 2, 2004

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Exhibits